COHEN & STEERS GLOBAL REALTY SHARES, INC.

Class A (CSFAX), Class B (CSFBX), Class C (CSFCX) and Class I (CSSPX) Shares

COHEN & STEERS INSTIUTIONAL GLOBAL REALTY SHARES, INC.

Supplement dated May 31, 2012 to

Summary Prospectus and Prospectus dated May 1, 2012

The information below supplements and replaces the information in “Management of the Fund – Portfolio Managers”:

The Fund’s portfolio managers are:

•	Martin Cohen—Mr. Cohen is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and vice president of the Distributor.

•	Robert H. Steers—Mr. Steers is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and vice president of the Distributor.

•	Joseph M. Harvey—Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president and chief investment officer of the Advisor and president of CNS.

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Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as executive vice president of the Advisor and CNS, and head of the global real estate investment team. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group.

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Gerios J.M. Rovers—Mr. Rovers has been a managing director and co-chief executive officer of CNS Europe since 2000. Prior to that, he was a vice president at Security Capital Group in Brussels, Belgium.

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Luke Sullivan—Mr. Sullivan has been with CNS Asia since 2006 and currently serves as senior vice president. Prior to joining CNS Asia, Mr. Sullivan was a vice president and research analyst at Citigroup Investment Research where he covered Australian real estate companies. Prior to that, he was a research assistant at Credit Suisse First Boston.

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Charles McKinley—Mr. McKinley is a senior vice president of the Advisor, which he joined in 2007. Prior to joining the Advisor, Mr. McKinley was a portfolio manager of global real estate strategies with Franklin Templeton Real Estate Advisors.

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Rogier Quirijns—Mr. Quirijns is a senior vice president of the Advisor, overseeing the European real estate securities research effort. Prior to joining the Advisor in 2008, Mr. Quirijns was a senior real estate equity analyst with ABN AMRO in Amsterdam, where his coverage included France, Scandinavia and the Benelux region. Mr. Quirijns has a degree in business economics from the University of Amsterdam and is based in London.

The Advisor and Subadvisors utilize a team-based approach in managing the Fund. Messrs. Cohen, Steers and Harvey are the leaders of this team. Messrs. Cheigh, Rovers, McKinley, Sullivan and Quirijns direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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